EXHIBIT 10.1

專利獨家授權暨獨家經銷合約

超越光能科技有限公司(以下稱「甲方」)

立合約書人:

EOS INC. (以下稱「乙方」)

EXCLUSIVE PATENT LICENSE AND DISTRIBUTION AGREEMENT

THIS EXCLUSIVE PATENT LICENSE AND DISTRIBUTION AGREEMENT ("Agreement") is made and entered into in duplicate this 25th day of November 2019 (the “Effective Date”), by and among EOS Inc., a Nevada corporation (the "Distributor"), and Ultra Velocity Technology LTD., a R.O.C. corporation (the "Company").

緣甲方同意授權乙方關於甲方所有「中華民國專利證書新型號 M566970 號」之專利 技術(下稱系爭專利)及授權乙方經銷系爭專利技術所製成之「電子調校器」產品(以下 稱「本產品」)，乙方同意接受甲方授權，經雙方協議，雙方同意簽訂此「專利獨家授 權暨獨家經銷合約」(以下稱「本合約」)約定條款如下，以資信守:

RECITALS

A. The Distributor is a corporation duly organized, validly existing and in good standing pursuant to the laws of the State of Nevada, with the corporate power to own property and carry on its business as that business in now being conducted.

B. The Company is a corporation duly organized, validly existing and in good standing pursuant to the laws of R.O.C., with the corporate power to own property and to carry on its business as that business is now being conducted.

C. The Company is engaged in the business of manufacturing and selling the Electronic Calibrator (the “Product”).

D. The Company desires to grant to the Distributor, and the Distributor desires to acquire from the Company, the exclusive patent license under the patent: “ELECTRICAL NOISE SUPPRESSING DEVICE” (the “Patent”) which is R.O.C. Patent M566970, to use, sell, and offer for sale the Product within the Patent territory.

E. The Company desires to grant to the Distributor, and the Distributor desires to acquire from the Company, the exclusive right to develop a demand for, market, promote, sell and distribute the Products in the Territory (hereinafter defined), on the terms and subject to the conditions specified in this Agreement.

NOW, THEREFORE, BASED UPON THE FOREGOING RECITALS, WHICH, BY THIS REFERENCE, ARE MADE A PART OF THIS AGREEMENT PROPER, AND IN CONSIDERATION OF THE MUTUAL PROMISES, COVENANTS AND UNDERTAKINGS HEREIN CONTAINED AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY, THE PARTIES HERETO AGREE WITH EACH OTHER AS FOLLOWS:

一、合約期間

(一)自西元 2019 年 11 月 25 日起至 2029 年 11 月 24 日止，合計十年。 (二)甲、乙雙方應於期間屆滿前 2 個月，期前討論續約相關事宜，若甲、乙雙方未

另為反對之意思表示，則依據本合約之內容自動續約。

ARTICLE I

TERM

The initial term of this Agreement shall continue for a period of 10 years from the Effective Date, unless terminated earlier as specified hereinafter. This Agreement may be automatically renewed unless the Company and the Distributor give notice to each other at least 2 months prior to the expiration of any term of this Agreement of the Company’s intention not to renew this Agreement. The “Term” as used in this Agreement shall mean the entire period of appointment by the Company to the Distributor of those rights specified by the provisions of this Agreement.

二、合約標的

(一)甲方同意於合約期間，獨家授權系爭專利及本產品予乙方。

(二)乙方同意接受甲方之授權及指定，於經銷區域內擔任本產品之經銷商，負責一

切行銷事宜。

(三)本產品之節能功效將用於申請碳權。此碳權收益將納入乙方公司收益，並由乙

方發行 EOS 於美國上市之新股予甲方，所增發之股數另行訂定。

(四)申請碳權部分依其產品股票每股盈餘由甲乙雙方各得百分之五十之股權轉換。

(五)乙方應發行 300 萬股 EOS 於美國上市之新股予甲方。

ARTICLE II

EXCLUSIVE PATENT LICENSE AND DISTRIBUTORSHIP

Section 2.1 Appointment.

The Company grants to the Distributor the exclusive right, to promote, market, distribute, and sell the Products and hold exclusive patent license globally.

Section 2.2 Acceptance. The Distributor accepts the grant of authority from Company to develop demand for, promote, market, sell and distribute the Products within the Territory.

Section 2.3 Shares and revenue distribution from Carbon Rights

a.	Based on the result of carbon emission reduction from the Product, the Company will apply for Caron Rights for Carbon Emission trading. The revenue generated from the Carbon Rights will go to the Distributor and the Distributor shall issue new shares to the Company. Number of new shares to be issued to the Company will be determined at a later date.
b.	The revenue generated from the Carbon Rights will be converted into shares based on the market price, and those shares will be a 50/50 split between the Company and the Distributor.
c.	Distributor will issue 3 million new shares in EOS INC. stocks to the Company.

三、經銷區域

(一)獨家授權經銷區域:全球。

(二)甲方同意僅對乙方為授權經銷本產品，甲方不得授權第三人經銷本產品。

(三)甲方提供其客戶名單予乙方，並將全數客戶轉由乙方獨家銷售，故甲方可取得

EOS 於美國上市之 500 萬股。

ARTICLE III

TERRITORY AND CLIENT LISTS

Section 3.1 Exclusivity

a.	The Company’s appointment of Distributor in Section 2 of this Agreement is an exclusive appointment to distribute the Products globally (the Territory).
b.	During the term of this agreement, the Company shall not independently advertise, solicit and make sales of the Products, or appoint additional distributors for the Product in the Territory.

Section 3.2 Shares exchange for client lists

The Company will provide its client lists to the Distributor and direct all its clients to the Distributor. The Distributor will transfer 5 million shares to the Company.

四、甲方義務

(一)以優良品質及有競爭力的價格策略支持乙方推廣新開發的市場。

(二)在乙方經銷期間，甲方應將本產品交由乙方銷售，原則上不做其他直接經銷之

(三)就本產品有任何瑕疵或需要維護之處，甲方應負責更換新品。

(五)當乙方每股股價達 20 美金時，甲方應將「家庭節電產品」之銷售及專利技術

均獨家授權予乙方，並另訂合約。

ARTICLE IV

COMPANY'S COVENANTS, REPRESENTATIONS, AND WARRANTIES

Section 4.1 Pricing The Company shall make best effort to offer most competitive price range to support the Distributor in promoting the products

Section 4.2 Exclusivity During the term of this agreement, the Company will cease from selling the Products either on his own account or through agents or other distributors.

Section 4.3 Return Material Authorization In the case of damage or defect attributable to the Company, the Company should provide exchange upon request for RMA from the Distributor

Section 4.4 The Company Assistance in Training. The Company shall, as reasonably requested by the Distributor, (1) render advice to the Distributor in connection with the Distributor’s marketing, promotion, sale, and distribution of the Products, (2) familiarize the Distributor with the Products, and (3) render assistance to the Distributor in training the Distributor’s employees and representatives, if any, in connection with the Products. The Company shall provide support and assistance by email or other electronic means as determined by the Company free of charge to the Distributor.

Section 4.5 Additional patent license and product distribution When EOS INC. stock price reaches USD$20, the Company shall grant the exclusive distribution and license patent of its “Electronic Energy Conservator” product to the Distributor. In this case, a separate agreement will set in place.

五、乙方義務

(二)張瑞彬、陳威騰因介紹甲乙雙方訂立本合約，乙方應 10 萬股新股予張

瑞彬、陳威騰作為傭金報酬。

(三)隨時向甲方反應客戶使用狀況及市場消息。

(五)提出營運計劃。

(六)乙方如有發現其他第三人有侵害系爭專利之情形時，應立即以書面或電子通知

甲方，並同意配合甲方進行一切必要措施以保護上列專利之權利。

(七)乙方於那斯達克交易所募資之其中 5000 萬臺幣將挹注甲方用以擴充本產品之

生產線。

ARTICLE V

DISTRIBUTOR'S COVENANTS, REPRESENTATIONS, AND WARRANTIES

The Distributor covenants, represents and warrants to the Company the following, which are deemed to be material covenants, representations and warranties by the Distributor, and are made to induce the Company to enter into and execute this Agreement.

Section 5.1 Ability to Perform and Provide Feedbacks.

a.	The Distributor shall provide client feedbacks regarding the Product to the Company.
b.	The Distributor shall perform to the best of its ability to market, promotion, sell, and distribute the Product and Brand in the Territory.
c.	The Distributor shall provide Business Plan to the Company.
d.	In any case when the Distributor discovers any other individual or party makes, uses, or sells the Product of the Company without the permission of the Company and the Distributor, the Distributor shall notify the Company promptly, in writing, and work with the Company to take all necessary measures to protect the Company’s intellectual property.

Section 5.2 Other agreed Items of Cooperation.

a.	The two business liaisons, Rui-Bin Chang and Wei-Teng Chen will each receive 100,000 shares of newly issued EOS INC. stocks as compensation.
b.	After the Distributor completes its up-listing on Nasdaq, NTD$50 million of funding will go towards the Company to help expand its manufacturing production lines.

六、雙方之關係

任一方均不得解釋為:

(一)在法律上成為另一方代理人或代表人。

(二)被授權之一方可代表另一方簽約。

(三)得做拘束另一方之同意或承諾。

ARTICLE VI

RELATIONSHIP

Both the company and the Distributor shall not have, nor hold itself out as having, any right, power, or authority to create any contract or obligation, either expressed or implied to, on behalf of, in the name of, or obligating the other party, or to pledge the other party’s credit, or extend credit in the name of the other party unless the other party shall consent thereto in advance in writing.

七、訂貨及交貨方式

依據雙方訂單內容。

ARTICLE VII

ORDERS AND DELIVERIES

Logistic terms will be based on the terms stated on the order form.

八、付款方式

依據雙方訂單內容。

ARTICLE VIII

PAYMENT TERMS

Payment terms will be based on the terms stated on the order form

九、保密責任

(一)任一方因本合約之執行因而接觸、獲悉或取得他方之營業秘密時，不得洩漏予 第三人，包括但不限於本合約書及相關附件內容。

(二)營業秘密收受方之保密義務不及於下列各項:

1.	收受方自第三人處合法獲知該資料，且無任何使用與揭露之限制;
2.	在收到揭露方機密資料前收受方已知該資料，且有書面紀錄證明;
3.	收受方未使用揭露方機密資料之情形下所獨立開發完成者;
4.	收受時已成為眾所周知者，或非可歸責於收受方之事由而自收受後成
為眾所周知者;
5.	從揭露方以外的其他公共管道合法獲得之資料;
6.	因法院、政府機關或立法授權之機構之命令或規定，或係基於法律的

ARTICLE IX

CONFIDENTIAL OBLIGATION AND ITS DURATION

a.	All confidential and/or proprietary information relating to this Agreement and/or the Product ("Confidential Information") furnished by one Party (the "Disclosing Party") to the other Party (the "Receiving Party") during the term of this Agreement shall be kept confidential by the Receiving Party, except as expressly authorized by this Agreement, and shall not be disclosed to a third party, nor shall the Receiving Party use such Confidential Information for any purpose other than the purposes specifically authorized under this Agreement, during the term of this Agreement. The Receiving Party may disclose the same to its officers, agents, consultants and employees on a need-to-know basis, provided that such officers, agents, consultants and employees have signed appropriate confidentiality agreements.
b.	Confidential Information shall exclude information that: (i) is rightfully received by the Receiving Party from a third party without a duty of confidentiality; (ii) was in the Receiving Party’s possession before receipt from the Disclosing Party and obtained from a source other than the Disclosing Party and other than through the prior relationship of the Disclosing Party and the Receiving Party before the Original Contract Date; (iii) is independently developed by the Receiving Party; (iv) is or becomes a matter of public knowledge through no fault of the Receiving Party; (v) is rightfully received by the Receiving Party from a third party without a duty of confidentiality; (vi) The Receiving Party may disclose Confidential Information of the Disclosing Party if required to do so by law

十、專利使用權

(一)系爭專利權歸屬甲方所有(專利證書如附件所示)。

(二)系爭專利獨家授權予乙方。

(三)乙方得經銷(包含但不限於銷售、樣品提供等)系爭專利所製成之本產品。

ARTICLE X

GRANT OF LICENSE

a.	The Company is the sole and exclusive owner of those patents in that schedule attached to this Agreement marked “Schedule A”
b.	The Company has the right to grant an exclusive license to the Distributor under this agreement
c.	The Distributor shall promote and sell the Product ( include samples for clients ) invented by the licensed patents

十一、其他約定

(一)未經甲方書面許可，乙方不得移轉本合約所訂之權利或義務之一部或全部授予第三人。

(二)任一方如有因本合約之履行而有通知另一方之必要時，需依本合約簽署頁上之聯絡資訊以電子方式通知之。

(三)電子通知方式內容若有扞格，一切以 E-mail 中文部分為準。

ARTICLE XI

NOTICES

a.	Without consent from the Company, the Distributor shall not transfer any duty detailed in this agreement to a third party
b.	Any and all notices permitted or required to be given under the terms of this Agreement shall be in writing and may be served by emails
c.	In any case of dispute, all communications will be based on the E-mail content communicated in Chinese

十二、違約罰則

任一方如違反本合約約定或不履行時，經他方以書面或電子通知，並定期 30 日催 告改正，逾期仍未改正時，他方得逕行終止本合約及一切專利授權，並請求因此所 生之一切損害賠償，但本合約另有約定者，從其約定。

ARTICLE XII

ADJUSTMENT AND ADJUDICATION OF DISPUTES

a.	When either party breach the terms in this agreement, the parties shall be free to bring to the attention of each other, and the good offices and facilities of either party shall be available at all times for the prompt and effective adjustment of any and all such violations, either by mail, email, telephone, or personal meeting within 30 days. If fail to make adjustments, it will result in termination of this agreement requested by the affected party, and the affected party has the right to claim reimbursement or compensation for a loss or damage from the party who has the duty.
b.	The Agreement are written in both Chinese and English. In case of any dispute, claim, or disagreement arising in relation to or in connection with this Agreement, all terms should be based on the Chinese version and not the English version.

十三、附則

(一)本合約所有條件如有任何增刪修改，須以書面定之，並經雙方簽認後，始生效力。

(二)本合約任一約定如有被司法程序認定為無效時，雙方同意不影響其他約款之效力。

(三)本合約有中英文版本，英文版本僅供翻譯參考，兩版本有衝突時，以中文版為準。

(四)本合約以中華民國法令為準據法，如有關於本合約之爭議雙方無法達成協議 時，雙方同意臺灣臺北地方法院為第一審管轄法院。

(五)本合約正本壹式貳份，簽署後由雙方各執一份為憑。

ARTICLE XIII

GENERAL

Section 13.1 Severance and Modification.

a.	No modification, supplement or amendment of this Agreement or of any covenant, representation, warranty, condition, or limitation specified in this Agreement shall be valid unless the same is made in writing and duly executed by both parties.
b.	In case of any of the provisions hereof shall be deemed invalid by laws, other provisions shall nonetheless continue to take effect.

Section 13.2 Governing Law and Court of Jurisdiction.

This agreement shall be governed and construed by the laws of Republic of China (Taiwan). In case of any dispute, claim or disagreement arising in relation to or in connection with is Agreement, parties shall first seek to resolve any such conflict by mediation in good faith; and failing which, the Company and the Distributor hereby agree to submit the conflict to the Taipei District Court as the court of the first instance.

Section 13.3 Counterparts

This agreement shall be executed in two identical counterparts, and the Company and the Distributor shall each bear one such counterpart.

立合約書人

IN WITNESS WHEREOF the parties have caused this Exclusive Distribution Agreement to be executed and delivered by their duly authorized representatives.

甲方:超越光能科技有限公司

Ultra Velocity Technology LTD.,

/s/ Kun Sen Shi

代表人:施坤森

Authorized Representative: Kun Sen Shi

地址:新北市蘆洲區中山一路 284 號 10 樓

Address: 10F, No.284, Zhong Shan first Rd., Luzhou District, New Taipei City, Taiwan

聯絡電話: ****

TEL: ****

聯絡信箱:****

E-mail: ****

乙方: EOS INC.

EOS INC.

/s/ He-Siang Yang

代表人: HESIANGYANG

Authorized Representative: HE-SIANG YANG

地址:台北市中山區中山北路 2 段 162 號 7 樓之 1

Address: 7F-1, No.162, Zhongshan North Rd., Zhongshan District, Taipei, Taiwan

聯絡電話: (02)2586-8300

TEL: (02)2586-8300

聯絡信箱: ****

E-mail: ****